SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report June 5, 2000

Date of Earliest Event Reported May 3, 2000

e-Channels Corporation

(Exact Name of Registrant as Specified in its Charter)

Make It Happen Management (Former Name of Registrant)

Nevada

(State of Organization)

88-0389393

(I.R.S. Employer Identification No.)

Commission File Number 001-15665

111-290 Rue Elgar Ile Des Soeurs Quebec, Canada H3E 1C9

(Address of Principal Executive Offices)

Registrants Telephone Number (including area code) (514) 766-9313

Make It Happen Management 11423 West Bernardo Court Suite 2130 San Diego, CA 92127

(Former Name and Address of Registrant)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

None

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

None

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

None

ITEM 4. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

None

ITEM 5. OTHER EVENTS.

     On May 3, 2000, Make It Happen Management accepted resignations from the following officers and directors:

Mary Writer, Secretary/Treasurer and Director; Amber Rhoades, Vice-President and Director; and David Spoon, President and Director.

     On May 3, 2000, Make It Happen Management hired Mr. Paul Lanham its Secretary/Treasurer. Also on May 3, 2000, Make It Happen Management hired Mr. Serge Trudeau as its Chairman. As part of the executive retention packages, Messrs. Lanham and Trudeau were appointed to the Company’s Board of Directors.

     Via Board Action, Make It Happen Management changed its name to e-Channels Corporation. The name change was effective on May 23, 2000.

     Via Board Action, the Company declared a five (5) for one (1) stock dividend. The record date for this stock dividend was May 17, 2000, with the pay date occurring on May 23, 2000.

ITEM 6. RESIGNATION OF REGISTRANT’S DIRECTORS.

None. (See Item 5)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

None.

ITEM 8. CHANGE IN FISCAL YEAR.

None.

ITEM 9. SALE OF EQUITY SECURITIES PURSUANT TO REGULATION S.

None.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be singed on its behalf by the undersigned hereunto duly authorized.

e-Channels Corporation

/s/ Paul Lanham

By: Paul Lanham An Officer and Director

Dated: June 5, 2000